                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:    SONICblue Inc                      CASE NO.                        03-51775  msj, 03-51776 msj, 03-51777 msj, 03-51778 msj
          Diamond Multimedia Systems, Inc
          ReplayTV, Inc                      CHAPTER 11
          Sensory Science Corporation        MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED: Jul-05            PETITION DATE: 03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in $1

                                                                                END OF CURRENT    END OF PRIOR    AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                                 MONTH            MONTH           FILING
                                                                                    -----            -----           ------
      a. Current Assets                                                          $ 78,542,169     $ 78,586,731     $167,641,723
                                                                                 ------------     ------------     ------------
      b. Total Assets                                                            $ 78,542,169     $ 78,586,731     $171,565,518
                                                                                 ------------     ------------     ------------
      c. Current Liabilities                                                     $    836,669     $    720,836     $259,140,287
                                                                                 ------------     ------------     ------------
      d. Total Liabilities                                                       $237,440,835     $237,325,002     $283,757,820
                                                                                 ------------     ------------     ------------

                                                                                                                     CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      CURRENT MONTH      PRIOR MONTH     (CASE TO DATE)
                                                                                -------------      -----------     --------------
      a. Total Receipts (includes net cash rec'd/paid to acquirer)              $     47,346      $     46,325      $120,465,776
                                                                                 ------------     ------------     ------------
      b. Total Disbursements                                                    $     91,908      $    675,127      $ 44,988,491
                                                                                 ------------     ------------     ------------
      c. Excess (Deficiency) of Receipts Over Disbursements (a - b)             $    (44,562)     $   (628,802)     $ 75,477,285
                                                                                 ------------     ------------     ------------
      d. Cash Balance Beginning of Month                                        $ 78,586,731      $ 79,215,533      $  3,064,884
                                                                                 ------------     ------------     ------------
      e. Cash Balance End of Month (c + d)                                      $ 78,542,169      $ 78,586,731      $ 78,542,169
                                                                                 ------------     ------------     ------------

                                                                                                                      CUMULATIVE
                                                                                CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                                                -------------      -----------      --------------
      4 PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $  (160,394)      $     (3,750)     $(90,284,784)
                                                                                -----------       ------------      ------------
      5 ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $          0      $          0
                                                                                -----------       ------------
      6 POST-PETITION LIABILITIES                                               $    836,669      $    720,836
                                                                                -----------       ------------
      7 PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $          0      $          0
                                                                                -----------       ------------

AT THE END OF THIS REPORTING MONTH:                                                         YES                     NO
                                                                                            ---                     --
8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                               X
                                                                                      ------------------      -------------
9.    Have any payments been made to professionals? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                               X
                                                                                      ------------------      -------------
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                      ------------------      -------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and
      reason for payment, and name of payee)                                           X (Exhibit 1)
                                                                                      ------------------      -------------
12.   Is the estate insured for replacement cost of assets and for general
      liability?                                                                            X
                                                                                      ------------------      -------------
13.   Are a plan and disclosure statement on file?                                                                  X
                                                                                      ------------------      -------------
14.   Was there any post-petition borrowing during this reporting period?                                           X
                                                                                      ------------------      -------------
15.   Check if paid: Post-petition taxes [X]; U.S. Trustee Quarterly Fees [X];
      Check if filing is current for: Post-petition tax reporting and tax returns: [ ] 2002 tax return preparation is in progress
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      --------------------          --------------------------------------------
                                    Responsible Individual

                                 BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 07/31/05

    ASSETS

                                                                  FROM SCHEDULES       MARKET VALUE
                                                                  --------------       ------------
      CURRENT ASSETS

 1      Cash and cash equivalents - unrestricted                                       $78,542,169
                                                                                       -----------
 2      Cash and cash equivalents - restricted                                         $         0
                                                                                       -----------
 3      Accounts receivable (net)                                      A               $         0
                                                                                       -----------
 4      Inventory                                                      B               $         0
                                                                                       -----------
 5      Prepaid expenses                                                               $         0
                                                                                       -----------
 6      Professional retainers
                                                                                       -----------
 7      Other:
               -------------------------------------------                             -----------
 8
        --------------------------------------------------                             -----------

 9        TOTAL CURRENT ASSETS                                                         $78,542,169
                                                                                       -----------

      PROPERTY AND EQUIPMENT (MARKET VALUE)

10      Real property                                                  C               $         0
                                                                                       -----------
11      Machinery and equipment                                        D               $         0
                                                                                       -----------
12      Furniture and fixtures                                         D               $         0
                                                                                       -----------
13      Office equipment                                               D               $         0
                                                                                       -----------
14      Leasehold improvements                                         D               $         0
                                                                                       -----------
15      Vehicles                                                       D               $         0
                                                                                       -----------
16      Other:                                                         D
              ---------------------------------------------                            -----------
17                                                                     D
        ---------------------------------------------------                            -----------
18                                                                     D
        ---------------------------------------------------                            -----------
19                                                                     D
        ---------------------------------------------------                            -----------
20                                                                     D
        ---------------------------------------------------                            -----------

21        TOTAL PROPERTY AND EQUIPMENT                                                 $         0
                                                                                       -----------

      OTHER ASSETS

22      Loans to shareholders
                                                                                       -----------
23      Loans to affiliates
                                                                                       -----------
24
        ---------------------------------------------------                            -----------
25
        ---------------------------------------------------                            -----------
26
        ---------------------------------------------------                            -----------
27
        ---------------------------------------------------                            -----------

28        TOTAL OTHER ASSETS                                                           $         0
                                                                                       -----------
29        TOTAL ASSETS                                                                 $78,542,169
                                                                                       ===========

NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

      POST-PETITION

        CURRENT LIABILITIES

30        Salaries and wages
                                                                                                      -------------
31        Payroll taxes
                                                                                                      -------------
32        Real and personal property taxes
                                                                                                      -------------
33        Income taxes
                                                                                                      -------------
34        Sales taxes
                                                                                                      -------------
35        Notes payable (short term)
                                                                                                      -------------
36        Accounts payable (trade)                                                      A             $           0
                                                                                                      -------------
37        Real property lease arrearage
                                                                                                      -------------
38        Personal property lease arrearage
                                                                                                      -------------
39        Accrued professional fees                                                                   $     836,669
                                                                                                      -------------
40        Current portion of long-term post-petition debt (due within 12 months)
                                                                                                      -------------
41        Other:
                ----------------------------------------------                                        -------------
42
          ----------------------------------------------------                                        -------------
43
          ----------------------------------------------------                                        -------------

44        TOTAL CURRENT LIABILITIES                                                                   $     836,669
                                                                                                      -------------
45      LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                      -------------
46        TOTAL POST-PETITION LIABILITIES                                                             $     836,669
                                                                                                      -------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47        Secured claims                                                                F             $           0
                                                                                                      -------------
48        Priority unsecured claims                                                     F             $           0
                                                                                                      -------------
49        General unsecured claims                                                      F             $           0
                                                                                                      -------------
50        TOTAL PRE-PETITION LIABILITIES                                                              $ 236,604,166
                                                                                                      -------------
51        TOTAL LIABILITIES                                                                           $ 237,440,835
                                                                                                      -------------
    EQUITY (DEFICIT)
52      Retained Earnings/(Deficit) at time of filing                                                 $(644,469,546)
                                                                                                      -------------
53      Capital Stock                                                                                 $ 419,094,388
                                                                                                      -------------
54      Additional paid-in capital                                                                    $ 156,761,274
                                                                                                      -------------
55      Cumulative profit/(loss) since filing of case                                                 $ (90,284,782)
                                                                                                      -------------
56      Post-petition contributions/(distributions) or (draws)
                                                                                                      -------------
57
          ----------------------------------------------------                                        -------------
58      Market value adjustment
                                                                                                      -------------

59        TOTAL EQUITY (DEFICIT)                                                                      $(158,898,666)
--                                                                                                    -------------
60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                             $  78,542,169
==                                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                             ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS            [PRE AND POST PETITION]       [POST PETITION]      POST PETITION DEBT
                                           -----------------------       ---------------      ------------------
 0 -30 Days                                                    $0
                                           ----------------------        ---------------
 31-60 Days                                                    $0
                                           ----------------------        ---------------
 61-90 Days                                                    $0                                             $0
                                           ----------------------        ---------------      ------------------
 91+ Days                                                $595,070
                                           ----------------------        ---------------
 Total accounts receivable/payable                       $595,070                     $0
                                           ----------------------        ===============
 Allowance for doubtful accounts                         $595,070
                                           ----------------------
 Accounts receivable (net)                                     $0
                                           ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                               COST OF GOODS SOLD

                                              INVENTORY(IES)
                                                BALANCE AT
                                               END OF MONTH      INVENTORY BEGINNING OF MONTH                                    $0
                                               ------------                                                           -------------
                                                                 Add -
Retail/Restaurants -                                               Net purchase
                                                                                                                      -------------
  Product for resale                                     $0        Direct labor
                                               ------------                                                           -------------
                                                                   Manufacturing overhead
                                                                                                                      -------------
Distribution -                                                     Freight in
                                                                                                                      -------------
  Products for resale                                              Other:
                                               ------------                                                           -------------
                                                                                                                                 $0
                                                                 ---------------------------------------------        -------------
Manufacturer -
                                                                 ---------------------------------------------        -------------
  Raw Materials
                                               ------------
  Work-in-progress                                               Less -
                                               ------------
  Finished goods                                                   Inventory End of Month                                        $0
                                               ------------                                                           -------------
                                                                   Shrinkage
                                               ------------                                                           -------------
Other - Explain                                                    Personal Use
                                               ------------                                                           -------------
------------------------------------
                                                                 Cost of Goods Sold                                              $0
------------------------------------                                                                                  =============
  TOTAL                                                  $0
                                               ============

METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.
               Yes [ ]   No [ ]

How often do you take a complete physical inventory?             Valuation methods -
                                                                   FIFO cost
  Weekly                                                           LIFO cost
                ------                                                                          ------
  Monthly                                                          Lower of cost or market
                ------                                                                          ------
  Quarterly                                                        Retail method
                ------                                                                          ------
  Semi-annually                                                    Other
                ------                                                                          ------
  Annually                                                           Explain
                ------                                                                          ------
Date of last physical inventory was
                                    -----------------------      ------------------------------------------------------------------

                                                                 ------------------------------------------------------------------
Date of next physical inventory is
                                    -----------------------      ------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST            MARKET VALUE
                                                            ----            ------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------
    Total                                                      $0                         $0
                                                           ======       ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                 COST            MARKET VALUE
                                                            ----            ------------
Machinery & Equipment -

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------
    Total                                                      $0                         $0
                                                           ======       ====================

Furniture & Fixtures -

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------
    Total                                                      $0                         $0
                                                           ======       ====================

Office Equipment -

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------
    Total                                                      $0                         $0
                                                           ======       ====================

Leasehold Improvements -

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------
    Total                                                      $0                         $0
                                                           ======       ====================
Vehicles -

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------

    -----------------------------------------------        ------       --------------------
    Total                                                      $0                         $0
                                                           ======       ====================

                             STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)

                          For the Month Ended 07/31/05

            CURRENT MONTH
----------------------------------------
                                                                                                       CUMULATIVE         NEXT MONTH
 ACTUAL         FORECAST       VARIANCE                                                               (CASE TO DATE)       FORECAST
                                                  REVENUES:

                              $       0       1   Gross Sales                                            $7,257,704
---------      ----------     ---------                                                               -------------       ---------
                              $       0       2   less: Sales Returns & Allowances                       $4,063,280
---------      ----------     ---------                                                               -------------       ---------
               $        0     $       0       3   Net Sales                                              $3,194,424       $       0
---------      ----------     ---------                                                               -------------       ---------
                              $       0       4   less: Cost of Goods Sold (Schedule 'B')                $2,236,107
---------      ----------     ---------                                                               -------------       ---------
               $        0     $       0       5   Gross Profit                                             $958,317       $       0
---------      ----------     ---------                                                               -------------       ---------
                              $       0       6   Interest                                                       $0
---------      ----------     ---------                                                               -------------       ---------
                              $       0       7   Other Income:                                          $3,825,550
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0       8   Gain or (Loss) on UMC sales                         $(16,535,860)
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0       9                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
$       0      $        0     $       0      10     TOTAL REVENUES                                     $(11,751,993)      $       0
---------      ----------     ---------                                                               -------------       ---------


                                                  EXPENSES:

$  16,250                     $ (16,250)     11   Compensation to Owner(s)/Officer(s)                      $726,782
---------      ----------     ---------                                                               -------------       ---------
$  19,775                     $ (19,775)     12   Salaries                                               $1,724,096
---------      ----------     ---------                                                               -------------       ---------
                              $       0      13   Commissions                                                    $0
---------      ----------     ---------                                                               -------------       ---------
$   2,210                     $  (2,210)     14   Contract Labor                                           $207,564
---------      ----------     ---------                                                               -------------       ---------
                                                   Rent/Lease:

                              $       0      15     Personal Property                                        $8,533
---------      ----------     ---------                                                               -------------       ---------
                              $       0      16     Real Property                                          $999,738
---------      ----------     ---------                                                               -------------       ---------
$   1,250                     $  (1,250)     17   Insurance                                              $2,467,680
---------      ----------     ---------                                                               -------------       ---------
                              $       0      18   Management Fees                                                $0
---------      ----------     ---------                                                               -------------       ---------
                              $       0      19   Depreciation                                             $159,065
---------      ----------     ---------                                                               -------------       ---------
                                                  Taxes:


$   2,054                     $  (2,054)     20     Employer Payroll Taxes                                 $332,231
---------      ----------     ---------                                                               -------------       ---------
                              $       0      21     Real Property Taxes                                     $12,760
---------      ----------     ---------                                                               -------------       ---------
                              $       0      22     Other Taxes                                             $20,219
---------      ----------     ---------                                                               -------------       ---------
                              $       0      23   Other Selling                                            $931,305
---------      ----------     ---------                                                               -------------       ---------
$  46,201                     $ (46,201)     24   Other Administrative                                     $811,153
---------      ----------     ---------                                                               -------------       ---------
                              $       0      25   Interest                                                 $777,750
---------      ----------     ---------                                                               -------------       ---------
                              $       0      26   Other Expenses: amortization                           $1,461,364
---------      ----------     ---------                           ------------------------------      -------------       ---------
                              $       0      27                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      28                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      29                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      30                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      31                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      32                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      33                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
                              $       0      34                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
$  87,740      $        0     $ (87,740)     35     TOTAL EXPENSES                                      $10,640,240       $       0
---------      ----------     ---------                                                               -------------       ---------
$ (87,740)     $        0     $ (87,740)     36   SUBTOTAL                                             $(22,392,233)      $       0
---------      ----------     ---------                                                               -------------       ---------
                                                  REORGANIZATION ITEMS:

$(120,000)                    $ 120,000      37   Professional Fees                                     $(6,697,695)
---------      ----------     ---------                                                               -------------       ---------
                              $       0      38   Provisions for Rejected Executory Contracts                    $0
---------      ----------     ---------                                                               -------------       ---------
$  47,346                     $  47,346      39   Interest Earned on Accumulated Cash from                 $724,647
---------      ----------     ---------                                                               -------------       ---------
                                                  Resulting Chp 11 Case                                          $0
                                                                                                      -------------       ---------
                              $       0      40   Gain or (Loss) from Sale of Equipment                $(61,854,504)
---------      ----------     ---------                                                               -------------       ---------
                              $       0      41   U.S. Trustee Quarterly Fees                              $(65,000)
---------      ----------     ---------                                                               -------------       ---------
                              $       0      42                                                                  $0
---------      ----------     ---------           ----------------------------------------------      -------------       ---------
 $(72,654)     $        0     $ (72,654)     43     TOTAL REORGANIZATION ITEMS                         $(67,892,552)      $       0
---------      ----------     ---------                                                               -------------       ---------
$(160,394)     $        0     $(160,394)     44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES       $(90,284,785)      $       0
---------      ----------     ---------                                                               -------------       ---------
                              $       0      45   Federal & State Income Taxes
---------      ----------     ---------                                                               -------------       ---------
$(160,394)     $        0     $(160,394)     46   NET PROFIT (LOSS)                                    $(90,284,785)      $       0
=========      ==========     =========                                                               =============       =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES

                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                   0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                ----------     ----------     ----------     ----------     ----------
FEDERAL
  Income Tax Withholding                                                                    $        0
                                ----------     ----------     ----------     ----------     ----------
  FICA - Employee                                                                           $        0
                                ----------     ----------     ----------     ----------     ----------
  FICA - Employer                                                                           $        0
                                ----------     ----------     ----------     ----------     ----------
  Unemployment (FUTA)                                                                       $        0
                                ----------     ----------     ----------     ----------     ----------
  Income                                                                                    $        0
                                ----------     ----------     ----------     ----------     ----------
  Other (Attach List)                                                                       $        0
                                ----------     ----------     ----------     ----------     ----------
TOTAL FEDERAL TAXES             $        0     $        0     $        0     $        0     $        0
                                ----------     ----------     ----------     ----------     ----------
STATE AND LOCAL
  Income Tax Withholding                                                                    $        0
                                ----------     ----------     ----------     ----------     ----------
  Unemployment (UT)                                                                         $        0
                                ----------     ----------     ----------     ----------     ----------
  Disability Insurance (DI)                                                                 $        0
                                ----------     ----------     ----------     ----------     ----------
  Empl. Training Tax (ETT)                                                                  $        0
                                ----------     ----------     ----------     ----------     ----------
  Sales                                                                                     $        0
                                ----------     ----------     ----------     ----------     ----------
  Excise                                                                                    $        0
                                ----------     ----------     ----------     ----------     ----------
  Real property                                                                             $        0
                                ----------     ----------     ----------     ----------     ----------
  Personal property                                                                         $        0
                                ----------     ----------     ----------     ----------     ----------
  Income                                                                                    $        0
                                ----------     ----------     ----------     ----------     ----------
  Other (Attach List)                                                                       $        0
                                ----------     ----------     ----------     ----------     ----------
TOTAL STATE & LOCAL TAXES       $        0     $        0     $        0     $        0     $        0
                                ----------     ----------     ----------     ----------     ----------
TOTAL TAXES                     $        0     $        0     $        0     $        0     $        0
                                ==========     ==========     ==========     ==========     ==========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                  CLAIMED      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -        AMOUNT     AMOUNT (B)
-------------------------------------------        ------     ----------
  Secured claims  (a)
                                                   ------     ----------
  Priority claims other than taxes
                                                   ------     ----------
  Priority tax claims
                                                   ------     ----------
  General unsecured claims
                                                   ------     ----------

      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1    ACCOUNT 2    ACCOUNT 3     ACCOUNT 4
                                        ---------    ---------    ---------     ---------
Bank
                                        ---------    ---------    ---------     ---------
Account Type
                                        ---------    ---------    ---------     ---------
Account No.
                                        ---------    ---------    ---------     ---------
Account Purpose
                                        ---------    ---------    ---------     ---------
Balance, End of Month
                                        ---------    ---------    ---------     ---------
Total Funds on Hand for all Accounts           $0
                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                               FOR THE MONTH ENDED

                                                                      Actual            Cumulative
                                                                   Current Month      (Case to Date)
                                                                   -------------      --------------
    CASH RECEIPTS
1     Rent/Leases Collected
                                                                   -------------      --------------
2     Cash Received from Sales                                                $0
                                                                   -------------      --------------
3     Interest Received                                                       $0
                                                                   -------------      --------------
4     Borrowings
                                                                   -------------      --------------
5     Funds from Shareholders, Partners, or Other Insiders
                                                                   -------------      --------------
6     Capital Contributions
                                                                   -------------      --------------
7
      -------------------------------------------------------      -------------      --------------
8
      -------------------------------------------------------      -------------      --------------
9
      -------------------------------------------------------      -------------      --------------
10
      -------------------------------------------------------      -------------      --------------
11
      -------------------------------------------------------      -------------      --------------

12      TOTAL CASH RECEIPTS                                                   $0                  $0
                                                                   -------------      --------------
    CASH DISBURSEMENTS
13    Payments for Inventory                                                   0
                                                                   -------------      --------------
14    Selling                                                                 $0
                                                                   -------------      --------------
15    Administrative                                                          $0
                                                                   -------------      --------------
16    Capital Expenditures
                                                                   -------------      --------------
17    Principal Payments on Debt
                                                                   -------------      --------------
18    Interest Paid                                                           $0
                                                                   -------------      --------------
      Rent/Lease:
19      Personal Property
                                                                   -------------      --------------
20      Real Property
                                                                   -------------      --------------
      Amount Paid to Owner(s)/Officer(s)
21      Salaries
                                                                   -------------      --------------
22      Draws
                                                                   -------------      --------------
23      Commissions/Royalties
                                                                   -------------      --------------
24      Expense Reimbursements
                                                                   -------------      --------------
25      Other
                                                                   -------------      --------------
26    Salaries/Commissions (less employee withholding)
                                                                   -------------      --------------
27    Management Fees
                                                                   -------------      --------------
      Taxes:
28      Employee Withholding
                                                                   -------------      --------------
29      Employer Payroll Taxes
                                                                   -------------      --------------
30      Real Property Taxes
                                                                   -------------      --------------
31      Other Taxes
                                                                   -------------      --------------
32    Other Cash Outflows:
                                                                   -------------      --------------
33
      -------------------------------------------------------      -------------      --------------
34
      -------------------------------------------------------      -------------      --------------
35
      -------------------------------------------------------      -------------      --------------
36
      -------------------------------------------------------      -------------      --------------
37
      -------------------------------------------------------      -------------      --------------

38      TOTAL CASH DISBURSEMENTS:                                             $0                  $0
                                                                   -------------      --------------
39  NET INCREASE (DECREASE) IN CASH                                           $0                  $0
                                                                   -------------      --------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                                   -------------      --------------
41  CASH BALANCE, END OF PERIOD                                               $0                  $0
                                                                   =============      ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/05

                                                                                              ACTUAL           CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                 CURRENT MONTH       (CASE TO DATE)
                                                                                         -------------       --------------
1     Cash Received from Sales                                                                                $  7,993,352
                                                                                         -----------          ------------
2     Rent/Leases Collected                                                                                   $    615,220
                                                                                         -----------          ------------
3     Interest Received & Other                                                                               $    996,009
                                                                                         -----------          ------------
4     Cash Paid to Suppliers                                                                                  $  1,638,489
                                                                                         -----------          ------------
5     Cash Paid for Selling Expenses                                                                          $    821,150
                                                                                         -----------          ------------
6     Cash Paid for Administrative Expenses                                              $    44,225          $    859,008
      Cash Paid for Rents/Leases:
                                                                                                              ------------
7       Personal Property                                                                                     $     28,009
                                                                                         -----------          ------------
8       Real Property                                                                                         $  1,677,323
                                                                                         -----------          ------------
9     Cash Paid for Interest                                                                                  $          0
                                                                                         -----------          ------------
10    Cash Paid for Net Payroll and Benefits                                             $    16,355          $  2,015,059
                                                                                         -----------          ------------
      Cash Paid to Owner(s)/Officer(s)                                                                        $          0
                                                                                                              ------------
11      Salaries                                                                         $    16,250          $    723,851
                                                                                         -----------          ------------
12      Draws                                                                                                 $          0
                                                                                         -----------          ------------
13      Commissions/Royalties                                                                                 $          0
                                                                                         -----------          ------------
14      Expense Reimbursements                                                                                $          0
                                                                                         -----------          ------------
15      Other                                                                                                 $          0
                                                                                         -----------          ------------
      Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                         $          0
                                                                                                              ------------
16      Employer Payroll Tax                                                             $     2,054          $ 215,477
                                                                                         -----------          ------------
17      Employee Withholdings                                                                                 $          0
                                                                                         -----------          ------------
18      Real Property Taxes                                                                                   $          0
                                                                                         -----------          ------------
19      Other Taxes (includes withholding taxes paid on UMC shares)                                           $  3,289,177
                                                                                         -----------          ------------
20    Cash Paid for General Expenses                                                     $     8,525          $  1,332,690
                                                                                         -----------          ------------
21      Rebates                                                                                               $    600,459
                                                                                         -----------          ------------
22
      -----------------------------------------------------------------------            -----------          ------------
23
      -----------------------------------------------------------------------            -----------          ------------
24
      -----------------------------------------------------------------------            -----------          ------------
25
      -----------------------------------------------------------------------            -----------          ------------
26
      -----------------------------------------------------------------------            -----------          ------------

27      NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS     $   (87,408)         $ (3,596,110)
                                                                                         -----------          ------------

    CASH FLOWS FROM REORGANIZATION ITEMS

28    Interest Received on Cash Accumulated Due to Chp 11 Case                           $    47,346          $    724,647
                                                                                         -----------          ------------
29    Professional Fees Paid for Services in Connection with Chp 11 Case                                      $  7,156,914
                                                                                         -----------          ------------
30    U.S. Trustee Quarterly Fees                                                        $     4,500          $     67,500
                                                                                         -----------          ------------
31A   KERP/PTO & Severance payments                                                                           $  3,000,000
                                                                                         -----------          ------------
31B   Net cash (received)/paid related to sold/discontinued product lines                                     $          0
      -----------------------------------------------------------------------            ---------------------------------
32      NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                 $    42,846          $ (9,499,767)
                                                                                         -----------          ------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS           $   (44,562)         $(13,095,877)
                                                                                         -----------          ------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34      Capital Expenditures                                                                                  $          0
                                                                                         -----------          ------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case                                               $ 45,294,289
                                                                                         -----------          ------------
36      Proceeds from UMC sales                                                                               $ 64,842,259
      -----------------------------------------------------------------------            ---------------------------------
37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                               $         0          $110,136,548
                                                                                         -----------          ------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38      Net Borrowings (Except Insiders)                                                                      $          0
                                                                                         -----------          ------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders                                         $          0
                                                                                         -----------          ------------
40      Capital Contributions                                                                                 $          0
                                                                                         -----------          ------------
41      Principal Payments                                                                                    $ 21,563,386
                                                                                         -----------          ------------
42                                                                                                            $          0
      -----------------------------------------------------------------------            ---------------------------------
43    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                   $         0          $(21,563,386)
                                                                                         -----------          ------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 $   (44,562)         $ 75,477,285
                                                                                         -----------          ------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                      $78,586,731          $  3,064,884
                                                                                         -----------          ------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $78,542,169          $ 78,542,169
                                                                                         =================================

SONICblue, Inc                                                         Exhibit 1
Payments to Officers

Name               7/1/2005      7/15/2005     7/29/2005       Total
----               --------      ---------     ---------       -----
Smith, Marcus     $ 5,500.00     $5,000.00     $5,750.00     $16,250.00

-----------------------------------------------------------------------
Total                                                        $16,250.00
=======================================================================